                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 2-94996


The Hudson River Trust

PROSPECTUS DATED MAY 1, 1999

                                                                               1
--------------------------------------------------------------------------------




                         THE ASSET ALLOCATION SERIES
                         ---------------------------

               Alliance Conservative Investors Portfolio
                   Alliance Growth Investors Portfolio

                                THE EQUITY SERIES
                                -----------------

                           Alliance Global Portfolio

This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract, which accompanies this Prospectus. This Prospectus relates to the Class IA shares of each Portfolio. Another Prospectus that relates to the Class IB shares of each Portfolio has been filed with the Securities and Exchange Commission.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.




V.4

Contents of this prospectus






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
----------------------------------------------
 1
RISK/RETURN SUMMARY                     3
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----------------------------------------------
 2
DESCRIPTION OF THE PORTFOLIOS          10
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The Asset Allocation Series            10
The Equity Series                      12

----------------------------------------------
 3
INVESTMENT TECHNIQUES                  14
----------------------------------------------

----------------------------------------------
 4
MANAGEMENT OF THE TRUST                20
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----------------------------------------------
 5
DESCRIPTION OF THE TRUST'S SHARES      22
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----------------------------------------------
 6
DIVIDENDS, DISTRIBUTIONS AND TAXES     23
----------------------------------------------

----------------------------------------------
 7
FINANCIAL HIGHLIGHTS                   24
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----------------------------------------------
 8
APPENDIX A-DESCRIPTION OF BOND
RATINGS                                   A-1
----------------------------------------------

----------------------------------------------
 9
APPENDIX B-PERFORMANCE INFORMATION        B-1
----------------------------------------------


Risk/Return Summary




                                                                               3
--------------------------------------------------------------------------------

The following is a summary of certain key information about the Hudson River Trust Portfolios. You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

This Summary identifies each Portfolio's investment objective, principal investment strategies and principal risks. The summary of each Portfolio's principal investment strategies is accompanied by a short discussion of some of the Portfolio's principal risks. The principal risks of each Portfolio are identified and more fully discussed beginning on page 18.

You can find more detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios (except for the Alliance Money Market Portfolio) may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus. This Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o how the Portfolio's average annual returns for one, five, and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad based securities market index (you will find more information on each referenced index in Appendix B); and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

o  You may lose money by investing in the Portfolios.

o An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 THE ASSET ALLOCATION SERIES

                                                                               4
 -------------------------------------------------------------------------------

 ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO


 Objective:

 This Portfolio seeks to achieve a high total return without, in the opinion of Alliance Capital Management L.P., the Portfolio's investment adviser ("Alliance"), undue risk to principal.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in debt and equity securities. Investment grade debt securities generally represent between 50% and 90% of the Portfolio's holdings, with equity securities comprising the remainder of the Portfolio's assets. The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market risk, management risk, credit risk, derivatives risk and leveraging risk. The Portfolio is subject to credit risk through its investments in debt securities and to foreign investment risk and currency risk through its investments in foreign securities.

     YEARLY PERFORMANCE (%)

 [GRAPHIC OMITTED]




 During the periods shown above, the highest quarterly return was 7.65% for the quarter ended 12/31/98, and the lowest was -3.21% for the quarter ended 3/31/94. For the quarter ended March 31, 1999, the Portfolio's return was 1.88%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of a broad based equity securities market index.

     PERFORMANCE TABLE

---------------------------------------------------------------------
 AVERAGE ANNUAL
 TOTAL RETURNS (FOR
 PERIODS ENDING                                   SINCE INCEPTION
 DECEMBER 31,           PAST ONE     PAST FIVE     (OCTOBER 2,
 1998)                   YEAR         YEARS           1989)
---------------------------------------------------------------------
 Class IA Shares         13.88         9.40           9.99
---------------------------------------------------------------------
 Lipper Flexible         14.20        14.31          12.55
 Portfolio Average
---------------------------------------------------------------------
 70% Lehman              15.59        13.37          12.08
 Treasury/30% S&P
 500
---------------------------------------------------------------------
 S&P 500                 28.58        24.06          17.62
---------------------------------------------------------------------

                                                                               5
--------------------------------------------------------------------------------

 ALLIANCE GROWTH INVESTORS PORTFOLIO


 Objective:

 This Portfolio seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests varying portions of its assets in equity and debt securities. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. The Portfolio's equity securities may include foreign stocks as well as preferred stocks and convertible securities and may include securities of intermediate and small-sized companies. The Portfolio's debt securities may include foreign debt securities as well as lower quality, higher yielding debt securities commonly known as "junk bonds." The Portfolio may also make use of various other investment strategies, including securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are market and interest rate risk, management risk, credit risk, leveraging risk, derivatives risk, liquidity risk, smaller company risk, foreign investment risk and currency risk. The Portfolio is subject to heightened credit risk through its investments in lower quality debt securities.

 YEARLY PERFORMANCE (%)

 [GRAPHIC OMITTED]




 During the periods shown above, the highest quarterly return was 18.16% for the quarter ended 12/31/98, and the lowest was -10.60% for the quarter ended 9/30/90. For the quarter ended March 31, 1999, the Portfolio's return was 4.78%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives, the returns of a blend of fixed income and equity securities indices and the returns of broad based equity securities market index.

 PERFORMANCE TABLE

---------------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURNS (FOR                                    SINCE
PERIODS ENDING                                    INCEPTION
DECEMBER 31,            PAST ONE     PAST FIVE   (OCTOBER 2,
1998)                    YEAR         YEARS         1989)
---------------------------------------------------------------------
 Class IA Shares         19.13        13.92         16.09
---------------------------------------------------------------------
 Lipper Flexible         14.20        14.31         12.55
 Portfolio Average
---------------------------------------------------------------------
 70% S&P 500/30%         22.85        19.96         15.55
 Lehman Gov't Corp.
---------------------------------------------------------------------
 S&P 500                 28.58        24.06         17.62
---------------------------------------------------------------------



                                  ----------------------  The Hudson River Trust

 THE EQUITY SERIES

                                                                               6
--------------------------------------------------------------------------------

 ALLIANCE GLOBAL PORTFOLIO


 Objective:

 This Portfolio seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities, investments in debt securities and securities lending. The Portfolio may use derivatives.

 Among the principal risks of investing in the Portfolio are foreign investment risk, currency risk, market risk, credit risk, leveraging risk, derivatives risk, liquidity risk and management risk.

     YEARLY PERFORMANCE (%)

 [GRAPHIC OMITTED]




 During the periods shown above, the highest quarterly return was 26.59% for the quarter ended 12/31/98, and the lowest was -16.99% for the quarter ended 9/30/98. For the quarter ended March 31, 1999, the Portfolio's return was 6.54%.

 The information below shows how the Portfolio's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based equity securities market index.


 PERFORMANCE TABLE

---------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS (FOR
PERIODS ENDING
DECEMBER 31,           PAST ONE     PAST FIVE      PAST TEN
1998)                   YEAR         YEARS         YEARS
---------------------------------------------------------------------
 Class IA Shares        21.80        14.28         14.81
---------------------------------------------------------------------
 Lipper Global          14.34        11.98         11.21
 Mutual Funds
 Average
---------------------------------------------------------------------
 MSCI World             24.34        15.68         10.66
---------------------------------------------------------------------

SUMMARY OF PRINCIPAL RISKS

                                                                               7
--------------------------------------------------------------------------------

 The value of your investment in a Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. This summary describes the principal risks that may affect a particular Portfolio's investments as a whole. The chart at the end of this section displays similar information. Any Portfolio could be subject to additional principal risks because the types of investments made by the Portfolios can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Portfolios" or "Investment Techniques" appear in BOLD TYPE. Those sections also include more information about the Portfolios, their investments and the related risks.


 o Market and Interest Rate Risk. Each of the Portfolios is subject to market risk, which is the general risk of unfavorable changes in the market value of a Portfolio's securities. The Portfolios that invest in common stock, preferred stock, convertible securities and other equity securities are exposed to the risks of changes in the value of those securities based on market fluctuations and business variables. These include the risks of broader market declines as well as more company-specific risks, such as poor management performance, inappropriate financial leverage, industry problems and reduced demand for a particular company's products.

        Interest rate risk is the risk that interest rates will rise causing a portfolio's investments to decline in value. Portfolios that invest in debt securities such as bonds, notes and ASSET-BACKED SECURITIES are subject to this type of market risk. Debt securities are obligations of an issuer to make fixed payments of principal and/or interest on future dates. If the interest rate paid by an issuer on a particular debt security is high relative to market interest rates, that security is attractive to investors and valuable. Accordingly, if market interest rates rise, your investment in a Portfolio that holds debt securities is likely to become less valuable because its debt securities are likely to drop in value.

        Interest rate risk is generally greater for Portfolios, such as the Alliance Growth Investors Portfolio, that invest in lower rated securities or comparable unrated securities.

        All the Portfolios may invest in MORTGAGE-BACKED SECURITIES. Market risk generally is greater for Portfolios that may invest to a material extent in MORTGAGE-RELATED or other ASSET-BACKED SECURITIES that may be prepaid. These securities bear greater market risk because they have variable maturities that tend to lengthen when that is least desirable-when interest rates are rising. Increased market risk is also likely for Portfolios that invest to a material extent in debt securities paying no interest, such as ZERO COUPON, principal-only and interest-only securities, or paying non-cash interest in the form of other debt securities (pay-in-kind securities).


 o Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a Portfolio's transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as SECURITIES LOANS, which involve a promise by a third party to honor an obligation to the Portfolio. Varying degrees of credit risk, often reflected in credit ratings, apply to different third parties and related transactions.

        Credit risk is particularly significant for Portfolios, such as the Alliance Growth Investors Portfolio that invest a material portion of their assets in LOWER-RATED SECURITIES. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Even debt securities that are "investment grade" may have some speculative characteristics. Portfolios such as the Alliance Growth Investors Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in

                                                                               8
--------------------------------------------------------------------------------

    debt securities not current in the payment of interest or principal, or in default. Portfolios such as the Alliance Global Portfolio that may invest in FOREIGN SECURITIES are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.


 o Currency Risk. Portfolios such as the Alliance Global Portfolio that invest in securities denominated in, and/or receiving revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of such investments would be adversely affected.


 o Foreign Investment Risk. Portfolios with foreign investments, such as the Alliance Global Portfolio, may experience more rapid and extreme changes in value than Portfolios with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

        Additionally, FOREIGN SECURITIES issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment.


 o Leveraging Risk. When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing collateral from SECURITIES LOANS and by borrowing money to meet redemption requests.


 o Derivatives Risk. All the Portfolios may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use DERIVATIVES as part of a strategy designed to reduce other risks and sometimes will use DERIVATIVES for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, DERIVATIVES involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates and indices.


 o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Portfolios such as the Alliance Global Portfolio and the Alliance Growth Investors Portfolio are subject to liquidity risk because foreign investments and securities involving substantial market and/or credit risk tend to be harder to sell.


 o Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for Portfolios that invest a significant percentage of their assets in the stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.


 o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or Alliance may

                                                                               9
--------------------------------------------------------------------------------

    choose not to use them under market conditions when, in retrospect, their use would have been beneficial to the Portfolios.

 PRINCIPAL RISKS BY PORTFOLIO

 The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.



--------------------------------------------------------------------------------
                             MARKET
                              AND
                           INTEREST                             FOREIGN
 ALLIANCE                    RATE       CREDIT     CURRENCY   INVESTMENT
 PORTFOLIO                    RISK       RISK        RISK         RISK
--------------------------------------------------------------------------------
 Conservative Investors        X          X           X            X
--------------------------------------------------------------------------------
 Growth Investors              X          X           X            X
--------------------------------------------------------------------------------
 Global                        X          X           X            X
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                                                      SMALLER    MONEY
 ALLIANCE                   LEVERAGING    DERIVATIVES    LIQUIDITY    COMPANY   MARKET    MANAGEMENT
 PORTFOLIO                      RISK          RISK          RISK        RISK      RISK       RISK
-----------------------------------------------------------------------------------------------------
 Conservative Investors         X              X                                              X
-----------------------------------------------------------------------------------------------------
 Growth Investors               X              X             X           X                    X
-----------------------------------------------------------------------------------------------------
 Global                         X              X             X                                X
-----------------------------------------------------------------------------------------------------

                                  ----------------------  The Hudson River Trust

Description of the Portfolios





                                                                              10
--------------------------------------------------------------------------------

 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolios. Of course, there can be no assurance that any portfolio will achieve its investment objective.

 Please note that:


 o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under "Investment Techniques" following this section.


 o The description of the principal risks for a Portfolio may include risks described in the "Summary of Risks" above. Additional information about the risks of investing in a Portfolio can be found in the discussion below under "Investment Techniques."


 o Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolios' Statement of Additional Information, or SAI.


 o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote.


 THE ASSET ALLOCATION SERIES

 The Alliance Conservative Investors Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Series. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

 Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

 Alliance has established an asset allocation committee (the "Committee"), all the members of which are employees of Alliance, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

                                                                              11
--------------------------------------------------------------------------------

 When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If it appears that cash flow will, in the opinion of Alliance, be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

 The Asset Allocation Series Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Series may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Series may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques-Forward Foreign Currency Exchange Contracts," below.

 RISK FACTORS. In addition to the risk factors associated with the securities in which the Portfolios in the Asset Allocation Series may invest, these Portfolios bear the risk that Alliance will not accurately assess and respond to changing market conditions. While Alliance has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, these Portfolios may incur additional operating expenses during periods of frequently changing asset mix ranges.


 Alliance Conservative Investors
 Portfolio-Investment Policies

 The Alliance Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to high quality, publicly traded fixed income securities (including money market instruments and cash) and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers. All fixed income securities held by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by S&P or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in equity securities that are listed on national securities exchanges and stocks that are traded over-the-counter and in other equity-type securities, including convertible securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.

 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by Alliance, that is less than that of a 10-year Treasury bond (the "Fixed Income Core"). Duration is a measure that relates the price volatility of a bond to changes in interest rates. The duration of a bond is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the case of mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1998, the duration of a 10-year Treasury bond was considered by Alliance to be 4.68 years.

 The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.


          ----------------------------------------------  The Hudson River Trust

                                                                              12
--------------------------------------------------------------------------------

 Alliance Growth Investors Portfolio-Investment Policies

 The Alliance Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of asset classes. Equity investments will include both exchange-traded and over-the-counter common stocks and equity-type securities, which may include preferred stock and convertible securities, and may include securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies. Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques-Fixed Income Securities" and "Investment Techniques-Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1998, approximately 22.3% of the Portfolio was invested in fixed income securities. No more than 30% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques-Foreign Securities and Currencies," below.

 The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks that are listed on national securities exchanges or traded over-the- counter (the "Equity Core"). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets.


 THE EQUITY SERIES


 Alliance Global Portfolio-Investment Policies

 The Alliance Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-U.S. companies that, in the opinion of Alliance, have prospects for growth, as well as in securities issued by U.S. companies. These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries. The Alliance Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Alliance Global Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

 The Alliance Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common, as well as shares of mutual funds which invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other

                                                                              13
--------------------------------------------------------------------------------

 securities is required to be maintained, the Alliance Global Portfolio intends under normal conditions to invest in equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques-Securities Lending," below. The Alliance Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Alliance Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques-Options," "Investment Techniques-Forward Foreign Currency Exchange Contracts," "Investment Techniques-Futures," and "Investment Techniques-Risk Factors in Options and Futures," below.

 RISK FACTORS. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques-Foreign Securities and Currencies," below.


          ----------------------------------------------  The Hudson River Trust

3
Investment Techniques

                                                                              14
--------------------------------------------------------------------------------

 The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios may also write covered put and call options and buy put and call options on foreign currencies. All of the Portfolios may buy and sell exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.


 CERTAIN MONEY MARKET INSTRUMENTS

 All of the Portfolios may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolios may also invest in commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, these Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily or monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.


 DERIVATIVES

 o  Futures

 Each of the Portfolios may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk (as distinguished from stock-specific risk). Each of the Portfolios may enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). All of the Portfolios may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian liquid assets (less any related margin deposits) equal to the cost of the futures contract it intends to sell or

                                                                              15
--------------------------------------------------------------------------------

 purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.


 o  Options

 The Portfolios may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios may also write covered put and call options and buy put and call options on foreign currencies.

 A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below. Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities. In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

 The Portfolios may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of


          ----------------------------------------------  The Hudson River Trust

                                                                              16
--------------------------------------------------------------------------------

 other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to options traded over-the-counter.


 o  Risk Factors in Options and Futures

 To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions may depend on the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.


 FIXED INCOME SECURITIES

 Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


 FOREIGN SECURITIES AND CURRENCIES

 All of the Portfolios may invest in foreign securities. For these purposes, "foreign securities" are securities of foreign issuers that are not traded in U.S. markets. Each of the Portfolios may invest in American depositary receipts and securities of foreign issuers that are traded in U.S. markets. These securities may involve certain of the risks described below for foreign securities.

 Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political

                                                                              17
--------------------------------------------------------------------------------

 or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States.

 The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.


 FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when- issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining an advantageous price or yield. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within four months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio will maintain, in a segregated account of the Portfolio, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; the Portfolio will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.


 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 All the Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.


 Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.


 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

 The Portfolios may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as GNMA) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as FNMA) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed


          ----------------------------------------------  The Hudson River Trust

                                                                              18
--------------------------------------------------------------------------------

 securities. The Portfolios may invest in (i) mortgage-backed securities, including GNMA, FNMA and FHLMC certificates, (ii) collateralized mortgage obligations ("CMOs") that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) real estate mortgage investment conduits ("REMICs") and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables ("CARS") and credit card receivable securities ("CARDS") as well as other asset-backed securities that may be developed in the future.

 The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to predict with certainty the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

 The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."


 PORTFOLIO TURNOVER

 Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover may be greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio.


 REPURCHASE AGREEMENTS

 In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by Alliance, subject to the direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% of the Portfolio's net assets would be invested in "illiquid securities."


 RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

 Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated but of comparable quality are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal

                                                                              19
--------------------------------------------------------------------------------

 and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on Alliance's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Portfolio to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may also reduce their current yield and total return. However, Alliance intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.


 SECURITIES LENDING

 For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Alliance to be of good standing and will not be made unless, in the judgment of Alliance, the consideration to be earned from such loans would justify the risk.


          ----------------------------------------------  The Hudson River Trust

4
Management of the Trust





                                                                              20
--------------------------------------------------------------------------------

 THE INVESTMENT ADVISER

 Alliance, the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

 Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, administrative and other services, other than investor services or accounting services, as the Trust may request.

 The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:


---------------------------------------------------------------------------------------------------------
                                         First          Next          Next          Next
                                    $750 Million   $750 Million   $1 Billion   $2.5 Billion    Thereafter
---------------------------------------------------------------------------------------------------------
 Alliance Global                        0.675%         0.600%        0.550%        0.530%        0.520%
---------------------------------------------------------------------------------------------------------
 Alliance Growth Investors              0.550%         0.500%        0.450%        0.425%        0.400%
---------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors        0.475%         0.425%        0.375%        0.350%        0.325%
---------------------------------------------------------------------------------------------------------

* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

For 1998, the Portfolios paid the following advisory fees (as a percentage of each Portfolio's average daily net assets):

-----------------------------------------------------
  Alliance Global                               0.64%
-----------------------------------------------------
  Alliance Growth Investors                     0.51%
-----------------------------------------------------
  Alliance Conservative Investors               0.48%
-----------------------------------------------------

                                                                              21
--------------------------------------------------------------------------------

 THE PORTFOLIO MANAGERS


 THE ASSET ALLOCATION SERIES


 Alliance Conservative Investors and Alliance Growth Investors Portfolios

 Robert G. Heisterberg has been the person principally responsible for the Alliance Conservative Investors and Alliance Growth Investors Portfolios' investment programs since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.


 THE EQUITY SERIES


 Alliance Global Portfolio

 Sandra L. Yeager has been the person principally responsible for the Alliance Global Portfolio's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance Capital Management L.P. ("Alliance"), has been associated with Alliance since 1990.

 YEAR 2000

 Many computer software systems in use today cannot properly process date-related information relating to periods from and after January 1, 2000. Should any of the computer systems employed by the Trust's major service providers fail to process this type of information properly, that could have a negative impact on the Trust's operations and services that are provided to the Trust's shareholders. Alliance has advised the Trust that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Trust's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Trust and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Trust may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


          ----------------------------------------------  The Hudson River Trust

5
Description of the Trust's Shares





                                                                              22
--------------------------------------------------------------------------------

 PURCHASE AND REDEMPTION

 EQ Financial Consultants, Inc., formerly Equico Securities, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Class IA shares of the Trust. EQ Financial's address is 1755 Broadway, New York, New York 10019. The Trust will offer and sell its shares without a sales charge, at each Portfolio's net asset value per share. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.

 All shares may be redeemed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws. Shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

 The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

 HOW ASSETS ARE VALUED

 Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued at the close of regular trading on the New York Stock Exchange as follows, as further described in the SAI:


 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


 o Foreign securities not traded directly, or in American Depositary Receipt or similar form, in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolio's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

 o Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

6
Dividends, Distributions and Taxes

                                                                              23
--------------------------------------------------------------------------------

 All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

 Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

 In order for investors to receive the favorable tax treatment generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts (other than "pension plan contracts"), including accumulated investment earnings, would be immediately taxable to the holders of such contracts.

 A more complete discussion of this and other issues appears in the SAI.

 For more information regarding the tax implications for owners of variable contracts investing in the Trust, refer to the prospectuses for those products.

7
Financial Highlights

                                                                              24
--------------------------------------------------------------------------------

 The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the SAI. Additional unaudited performance information is contained in the Trust's Annual Report, which is available upon request.

                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES
          (FOR A CLASS IA SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(A)

                            ASSET ALLOCATION SERIES


ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:


---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
                                                                     1998         1997         1996         1995          1994
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year (b) .......................   $ 11.89      $ 11.29      $ 11.52      $ 10.15       $ 11.12
                                                                  -------      -------      -------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................      0.49         0.49         0.50         0.60          0.55
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...............................................      1.12         0.97         0.07         1.43        ( 1.00)
                                                                  -------      -------      -------      -------       -------
  Total from investment operations ............................      1.61         1.46         0.57         2.03        ( 0.45)
                                                                  -------      -------      -------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................     ( 0.48)      ( 0.49)      ( 0.51)      ( 0.59)      ( 0.52)
  Distributions from realized gains ...........................     ( 0.70)      ( 0.37)      ( 0.27)      ( 0.07)           -
  Distributions in excess of realized gains ...................          -            -       ( 0.02)           -            -
                                                                  --------     --------     --------     --------      -------
  Total dividends and distributions ...........................     ( 1.18)      ( 0.86)      ( 0.80)      ( 0.66)      ( 0.52)
                                                                  --------     --------     --------     --------      -------
 Net asset value, end of year .................................   $ 12.32      $ 11.89      $ 11.29      $ 11.52       $ 10.15
                                                                  ========     ========     ========     ========      =======
 Total return (c) ............................................      13.88%       13.25%        5.21%       20.40%      ( 4.10)%
                                                                  ========     ========     ========     ========      =======
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's) ..............................   $355,441     $307,847     $282,402     $252,101      $173,691
 Ratio of expenses to average net assets ......................       0.53%        0.57%        0.61%        0.59%        0.59%
 Ratio of net investment income to average net assets .........       3.99%        4.17%        4.48%        5.48%        5.22%
 Portfolio turnover rate ......................................        103%         206%         181%         287%         228%
---------------------------------------------------------------------------------------------------------------------------------

 Footnotes appear on page 27.

                                                                              25
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------------
                                                                      1998         1997          1996          1995          1994
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year (b) .......................   $   18.55      $   17.20    $   17.68      $ 14.66       $ 15.61
                                                                  ---------      ---------    ---------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................        0.41           0.41         0.40         0.57          0.50
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ..............................        3.03           2.43         1.66         3.24        ( 0.98)
                                                                  ---------      ---------    ---------      -------       -------
  Total from investment operations ............................        3.44           2.84         2.06         3.81        ( 0.48)
                                                                  ---------      ---------    ---------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................       ( 0.41)        ( 0.46)      ( 0.40)      ( 0.54)      ( 0.46)
  Dividends in excess of net investment income ................            -              -       ( 0.03)      ( 0.01)      ( 0.01)
  Distributions from realized gains ...........................       ( 1.71)        ( 1.03)      ( 2.10)      ( 0.24)           -
  Distributions in excess of realized gains ...................            -              -       ( 0.01)           -            -
                                                                  ----------     ----------   ----------     --------      -------
  Total dividends and distributions ...........................       ( 2.12)        ( 1.49)      ( 2.54)      ( 0.79)      ( 0.47)
                                                                  ----------     ----------   ----------     --------      -------
 Net asset value, end of year .................................   $   19.87      $   18.55    $   17.20      $ 17.68       $ 14.66
                                                                  ==========     ==========   ==========     ========      =======
 Total return (c) .............................................        19.13%         16.87%       12.61%       26.37%      ( 3.15)%
                                                                  ==========     ==========   ==========     ========      =======
 RATIOS/SUPPLEMENTAL DATA:
 Net asset, end of year (000's) ...............................   $1,963,074     $1,630,389   $1,301,643     $896,134      $492,478
 Ratio of expenses to average net assets ......................         0.55%          0.57%        0.57%        0.56%        0.59%
 Ratio of net investment income to average net assets .........         2.10%          2.18%        2.31%        3.43%        3.32%
 Portfolio turnover rate ......................................          102%           121%         190%         107%         131%
------------------------------------------------------------------------------------------------------------------------------------

 Footnotes appear on page 27.

                                                                              26
--------------------------------------------------------------------------------

                                 EQUITY SERIES


ALLIANCE GLOBAL PORTFOLIO:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                                      1998           1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year (b) .......................   $   17.29      $   16.92      $ 15.74      $ 13.87     $ 13.62
                                                                  ---------      ---------      -------      -------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................        0.14           0.17         0.21         0.26        0.20
  Net realized and unrealized gain on investments and foreign
   currency transactions ......................................        3.56           1.75         2.05         2.32        0.52
                                                                  ---------      ---------      -------      -------     --------
  Total from investment operations ............................        3.70           1.92         2.26         2.58        0.72
                                                                  ---------      ---------      -------      -------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................       ( 0.22)        ( 0.36)      ( 0.21)      ( 0.25)     ( 0.17)
  Dividends in excess of net investment income ................            -              -       ( 0.08)           -           -
  Distributions from realized gains ...........................       ( 1.31)        ( 1.19)      ( 0.79)      ( 0.42)     ( 0.28)
  Distributions in excess of realized gains ...................            -              -            -       ( 0.03)     ( 0.00)
  Tax return of capital distributions .........................            -              -       ( 0.00)      ( 0.01)     ( 0.02)
                                                                  ----------     ----------     --------     --------    --------
  Total dividends and distributions ...........................       ( 1.53)        ( 1.55)      ( 1.08)      ( 0.71)     ( 0.47)
                                                                  ----------     ----------     --------     --------    --------
 Net asset value, end of year .................................   $   19.46      $   17.29      $ 16.92      $ 15.74     $ 13.87
                                                                  ==========     ==========     ========     ========    ========
 Total return (c) .............................................        21.80%         11.66%       14.60%       18.81%       5.23%
                                                                  ==========     ==========     ========     ========    ========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's) ..............................   $1,360,220     $1,203,867     $997,041     $686,140    $421,698
 Ratio of expenses to average net assets ......................         0.71%          0.69%        0.60%        0.61%       0.69%
 Ratio of net investment income to average net assets .........         0.72%          0.97%        1.28%        1.76%       1.41%
 Portfolio turnover rate ......................................          105%            57%          59%          67%         71%
-----------------------------------------------------------------------------------------------------------------------------------

 Footnotes appear on page 27.

                                                                              27
--------------------------------------------------------------------------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS

(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Date as of which funds were first allocated to the Portfolios are as follows:
    Alliance Global Portfolio - August 27, 1987
    Alliance Conservative Investors Portfolio - October 2, 1989
    Alliance Growth Investors Portfolio - October 2, 1989

(c) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.


                                  ----------------------  The Hudson River Trust

Appendix A



                                                                             A-1
--------------------------------------------------------------------------------

 DESCRIPTION OF BOND RATINGS

 Bonds are considered to be "investment grade" if they are in one of the top four ratings.

 S&P's ratings are as follows:


 o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


 o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.


 o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


 o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


 o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.


 o The rating C1 is reserved for income bonds on which no interest is being paid.


 o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

 The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


 Moody's ratings are as follows:

 o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


 o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


 o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.


 o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                                                             A-2
--------------------------------------------------------------------------------

 o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


 o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


 o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


 o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.


 o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

Appendix B





                                                                             B-1
--------------------------------------------------------------------------------

 PERFORMANCE INFORMATION

 The following tables provide performance results for The Hudson River Trust Portfolios, net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. The unmanaged market indexes do not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

 The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

 The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

 From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.

 Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3-, 5- and 10-year periods. If the fund scores in the top 10% of its class it receives 5 stars; if it falls in the next 22.5% it receives 4 stars; a place in the middle 35% earns it 3 stars; those in the next 22.5% receive 2 stars; and the bottom 10% get 1 star.

 The Lehman Treasury Bond Index ("Lehman Treasury") represents an unmanaged group of securities consisting of

                                                                             B-2
--------------------------------------------------------------------------------

 all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

 The Standard and Poor's 500 Composite Stock Price Index ("S&P 500") represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

 The Lehman Government/Corporate Bond Index ("Lehman Gov't Corp.") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 The Morgan Stanley Capital International World Index ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

 The "blended" performance numbers (e.g. 70% S&P 500/30% Lehman Gov't Corp.) in all cases assume a static mix of the two indices.

 The dates as of which funds were first allocated to the Portfolios are as follows: the Alliance Global Portfolio on August 27, 1987; the Alliance Conservative Investors and Alliance Growth Investors Portfolios on October 2, 1989. In the "Since Inception" columns of Table I and Table II below, the performance of each Portfolio and its comparative indices is measured from the date funds were first allocated to the Portfolios, except as follows: for the Lipper Global Funds Average, from August 28, 1987.

 The Trust's Portfolios serve as the underlying investment vehicles for variable contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached variable contract prospectus for further information about your variable contract including a description of all charges and expenses.

 B-3
--------------------------------------------------------------------------------

                                    TABLE I
                           ANNUALIZED RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1998
Like the tables on pages 4-6, this table provides the average annual returns on each Portfolio's Class IA shares over the designated periods, but extends the information further into the past for the Alliance Global Portfolio.


---------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
 Portfolio/Benchmarks                             1 YEAR       3 YEARS      5 YEARS      10 YEARS     INCEPTION
---------------------------------------------------------------------------------------------------------------
 THE ASSET ALLOCATION SERIES
 CONSERVATIVE INVESTORS ....................       13.88%       10.71%        9.40%            -         9.99%
 Lipper Flexible Portfolio Avg. ............       14.20        15.62        14.31             -        12.55
 70% Lehman Treasury/30% S&P500e** .........       15.59        14.45        13.37             -        12.08
---------------------------------------------------------------------------------------------------------------
 GROWTH INVESTORS ..........................       19.13        16.17        13.92             -        16.09
 Lipper Flexible Portfolio Avg. ............       14.20        15.62        14.31             -        12.55
 70% S&P 500e**/30% Lehman GC ..............       22.85        22.69        19.96             -        15.55
---------------------------------------------------------------------------------------------------------------
 THE EQUITY SERIES
 GLOBAL ....................................       21.80        15.95        14.28         14.81%       12.55
 Lipper Global Mutual Funds Avg. ...........       14.34        14.67        11.98         11.21         9.64
 MSCI World ................................       24.34        17.77        15.68         10.66         9.55
---------------------------------------------------------------------------------------------------------------


                                  ----------------------  The Hudson River Trust

                                                                             B-4
--------------------------------------------------------------------------------

                                    TABLE II

                           CUMULATIVE RATES OF RETURN
                        PERIODS ENDING DECEMBER 31, 1998


This table represents the total (cumulative) return on an investment in each Portfolio's Class IA shares over the designated periods.

------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
 Portfolio/Benchmarks                              1 YEAR       3 YEARS      5 YEARS      10 YEARS      INCEPTION
------------------------------------------------------------------------------------------------------------------
 THE ASSET ALLOCATION SERIES
 ALLIANCE CONSERVATIVE INVESTORS ............       13.88%       35.69%       56.68%            -         141.34%
 Lipper Flexible Portfolio Avg. .............       14.20        55.28        97.15             -         202.48
 70% Lehman Treasury/30% S&P 500e** .........       15.59        49.92        87.28             -         187.40
------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS ..................       19.13        56.78        91.90             -         297.55
 Lipper Flexible Portfolio Avg. .............       14.20        55.28        97.15             -         202.48
 70% S&P 500e**/30% Lehman GC ...............       22.85        84.68       148.41             -         280.88
------------------------------------------------------------------------------------------------------------------
 THE EQUITY SERIES
 ALLIANCE GLOBAL ............................       21.80        55.88        94.90        298.00%        282.78
 Lipper Global Mutual Funds Avg. ............       14.34        51.58        77.94        194.96         188.08
 MSCI World .................................       24.34        63.34       107.19        175.31         181.57
------------------------------------------------------------------------------------------------------------------

                                                                             B-5
--------------------------------------------------------------------------------

                                   TABLE III


                            ANNUAL RATES OF RETURN

Like the bar charts on pages 4-6, this table represents the specific returns on each Portfolio's Class IA shares for each year individually, but extends the information further into the past for the Alliance Global Portfolio.


-------------------------------------------------------------
                                    ALLIANCE       ALLIANCE
 YEAR ENDING         ALLIANCE       CONSERV.        GROWTH
DECEMBER 31           GLOBAL        INVESTORS     INVESTORS
-------------------------------------------------------------
 1987 .........      -13.3%*
 1988 .........       10.9
 1989 .........       26.7            3.1%*          4.0%*
 1990 .........       -6.1            6.3           10.7
 1991 .........       30.5           19.8           48.8
 1992 .........       -0.5            5.6            4.9
 1993 .........       32.1           10.8           15.3
 1994 .........        5.2           -4.1           -3.2
 1995 .........       18.8           20.4           26.4
 1996 .........       14.6            5.2           12.6
 1997 .........       11.7           13.3           16.9
 1998 .........       21.8           13.9           19.1
-------------------------------------------------------------

*Unannualized from the inception date described in this Prospectus at pages B-2 and B-3 through the end of the calendar year indicated.

                                  ----------------------  The Hudson River Trust

--------------------------------------------------------------------------------

The Trust's statement of additional information ("SAI") dated May 1, 1999 contains additional information about the Portfolios. It is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes. You may obtain free copies of the SAI and the Trust's annual and semi-annual reports, request other information about the Trust, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-221,5672.

The SAI has been filed with the Securities and Exchange Commission. You may review and copy information about the Trust, including the SAI, at the Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the Public Reference Room. The Commission maintains a World Wide Web site at http://www.sec.gov, which contains reports and other information about the Trust. You may also obtain copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                           Address correspondence to:

                             The Hudson River Trust
                          1345 Avenue of the Americas
                            New York, New York 10105
                                 1-800-221-5672

                              Shareholder Services
                                 1-800-221-5672































                    Investment Company Act File No. 811-4185